                                                                    EXHIBIT 10.5

As of August 3, 1994

BY TELECOPIER

TO THE FINANCIAL INSTITUTIONS IDENTIFIED AS "LENDERS" ON THE SIGNATURE PAGES HERETO

          Re:  Fidelity Federal Bank, a Federal Savings Bank --
               Amendment No. 3 to Letter Agreement dated as of
               June 3, 1994
               ------------------------------------------------

Ladies and Gentlemen:

          Reference is made to the letter agreement dated as of June 3, 1994 among Fidelity Federal Bank, a Federal Savings Bank (the "Bank"), Citadel
                                                          ----
Holding Corporation (together with the Bank, the "Company") and each of the
                                                  -------
financial institutions to whom this letter is addressed (each a "Lender"), as
                                                                 ------
amended by a letter agreement dated as of June 20, 1994 and a letter agreement dated as of July 28, 1994 (as so amended, the "Letter Agreement"). Defined
                                               ----------------
terms not otherwise defined herein have the meanings specified in the Letter Agreement.

          We hereby request that the Letter Agreement be amended as follows:

          1. Clause (iii) of the first paragraph on page 2 of the Letter Agreement is hereby amended and restated in its entirety to read as follows:

              "(iii) a recapitalization fee (the "Recapitalization Fee")
                                                  --------------------
calculated in accordance with Annex A, payment of which shall be satisfied
                              -------
through the issuance of shares of capital stock of the Bank ("Bank Shares") to
                                                              -----------
such Lender in accordance with Annex B, plus"
                               -------- ----

          2. Paragraph II.D.1. of the Letter Agreement is hereby amended and restated in its entirety to read as follows:

              "1. The Company shall cause payment of the Redemption Price (excluding the Recapitalization Fee) to be made directly out of an escrow containing only the proceeds of the issuance of capital stock by the Bank pursuant to its Form OC (OTS Docket No. 5770) (the "Offering Circular") by
                                                    -----------------
written instructions to the escrow agent in the form of Exhibit 1 hereto. The Bank shall deliver certificates evidencing the Bank Shares to J.P. Morgan Securities Inc. ("JPM"), which delivery shall constitute satisfaction in
                  ---
full of the Company's obligation to pay the Recapitalization Fee, and shall instruct JPM to deliver the Bank Shares to each Lender in accordance with Annex B."

              3. Annex B hereto is hereby added as Annex B to the Letter Agreement.
              4. Paragraph 3 of Exhibit 1 to the Letter Agreement is hereby amended and restated in its entirety to read as follows:

                  "3. To the Lenders, in payment of the balance of the amounts due under the Letter Agreement, as follows:

                  a. To Chase for credit to the account identified in paragraph 3 above:

              unpaid principal amount of
              Subordinated Notes                                $35,000,000.00

              accrued and unpaid interest
              through the date of redemption of                    $897,088.89
              the Subordinated Notes

                  Total                                         $35,897,088.89
                                                                --------------

                  b. To CIG & Co. ("CIG"), as nominee of Connecticut General Life Insurance Company, ABA #021 0000 21 Chase NYC/CTR, New York, New York/Beneficiary: CIGNA Private Placements/Account No. 9009001802, Attention:
 Tom Massy (identifying the payment as follows: PPN 31614# AA7, Fidelity Federal Bank 11.68% Subordinated Notes Due 2000, and by the principal, interest and fee amounts set forth below):

              unpaid principal amount of
              Subordinated Notes                                $15,000,000.00

              accrued and unpaid interest
              through the date of redemption
              of the Subordinated Notes                            $384,466.67

                  Total                                         $15,384,466.67
                                                                --------------

                  c. To MBLIC, for credit to the account identified in paragraph 3 above:
              unpaid principal amount of                         $5,000,000.00
              Subordinated Notes

              accrued and unpaid interest
              through the date of redemption
              redemption of the Subordinated Notes                 $128,155.56

                  Total                                          $5,128,155.56
                                                                 -------------

                 d. To Hewlett-Packard Deferred Profit Sharing Trust ("HPDPST"), Mellon Trust, Federal Reserve Bank of Boston, ABA 011-801234, for credit to ABA # 10-811-1, for further credit to Hewlett-Packard A/C HPCF6211:

              unpaid principal amount of
              Subordinated Notes                                 $5,000,000.00

              accrued and unpaid interest
              through the date of redemption
              of the Subordinated Notes                            $128,155.56

                 Total                                            5,128,155.56"
                                                                  -------------

              5. Except as amended hereby, the Letter Agreement shall remain in full force and effect.

              If the foregoing is acceptable to you, we would appreciate your prompt return of a signed copy of this letter agreement. We look forward to hearing from you.

                                                 Sincerely,

                                                 FIDELITY FEDERAL BANK,
                                                 a Federal Savings Bank

                                         By:  /s/ Godfrey B. Evans
                                             ----------------------------------
                                         Name:   Godfrey B. Evans
                                               --------------------------------
                                         Title:  Executive Vice President
                                                -------------------------------

                                              CITADEL HOLDING CORPORATION

                                         By:  /s/ Godfrey B. Evans
                                             ----------------------------------
                                         Name:   Godfrey B. Evans
                                               --------------------------------
                                         Title:  Executive Vice President
                                                -------------------------------

ACKNOWLEDGED AND AGREED TO:

Lenders:
- - --------
THE CHASE MANHATTAN BANK
(NATIONAL ASSOCIATION)

By:  /s/ Pamela M. Stumpp
    -----------------------------
Name:  Pamela M. Stumpp
      ---------------------------
Title:  Managing Director
       --------------------------

CONNECTICUT GENERAL LIFE
INSURANCE COMPANY

By:  Cigna Investments, Inc
    -----------------------------
Name:  /s/ James F. Coggins, Jr.
      ---------------------------
Title:  Managing Director
       --------------------------

CIG & CO.

By:  /s/ James F. Coggins, Jr.
    -----------------------------
Name:  James F. Coggins, Jr.
      ---------------------------
Title:  Partner
       --------------------------

THE MUTUAL BENEFIT LIFE
INSURANCE COMPANY

By:  /s/ Walter A. Appel
    -----------------------------
Name:  Walter A. Appel
      ---------------------------
Title:  Vice President
       --------------------------

HEWLETT-PACKARD DEFERRED
PROFIT SHARING TRUST

By:  /s/ Robert P. Wayman
    -----------------------------
Name:  Robert P. Wayman
      ---------------------------
Title:  Executive Vice President
       --------------------------
        Finance and Administration
        Chief Financial Officer

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
                                    ANNEX B

                                                         NUMBER OF SHARES OF
                                   VALUE OF SHARE OF     CLASS A COMMON
                                   RECAPITALIZATION      STOCK, PAR VALUE
  LENDER                           FEE                   $0.01/SHARE
  ------                           -----------------     -------------------

Chase Manhattan Bank, N.A.            $583,333.33            111,111

CIG & Co.                             $250,000.00             47,619

Mutual Benefit Life                   $ 83,333.34             15,873
 Insurance Company

Hewlett-Packard Deferred              $ 83,333.34             15,873
 Profit Sharing Trust
